Exhibit 10.1
AMENDMENT NO. 1
TO
REGISTRATION AGREEMENT
     This Amendment No. 1 to Registration Agreement (the “Amendment”) is entered into as of May 17, 2006 by and between Global Cash Access Holdings, Inc., a Delaware corporation (the “Company”); M&C International, a Nevada corporation (“M&C”); Kirk Sanford (“Sanford”); Summit Investors VI, L.P., Summit Ventures VI-A, L.P., Summit Ventures VI-B, L.P., Summit VI Advisors Fund, L.P. and Summit VI Entrepreneurs Fund, L.P. (collectively, “Summit”); Tudor Ventures II, L.P., Tudor Proprietary Trading, L.L.C., Tudor BVI Global Portfolio Ltd., The Altar Rock Fund L.P. and The Raptor Global Portfolio Ltd. (collectively, “Tudor”); HarbourVest Partners VI-Direct Fund L.P. (“HarbourVest”); Banc of America Strategic Investments Corporation, a Delaware corporation (“BofA”); and JPMorgan Chase Bank, N.A., as Trustee for First Plaza Group Trust and Performance Co-Investment Fund I, L.P. (collectively, “GM”)
R E C I T A L S
     WHEREAS, the Company, M&C, Sanford, Summit, Tudor, HarbourVest, GM and Banc of America Strategic Investments Corporation are parties to that certain Registration Agreement dated as of May 13, 2004 (the “Agreement”);
     WHEREAS, the Agreement may be amended by the written agreement of the Company, the holders of a majority of the Investor Registrable Securities (as defined in the Agreement) and the holders of a majority of the Other Registrable Securities (as defined in the Agreement);
     WHEREAS, the parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Amendment hereby agree to amend the Agreement as follows:
A M E N D M E N T
     1.     Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.
     2.     Amendment. Section 1 of the Agreement shall be amended by adding the following Section 1(i) to read in its entirety as follows:
               “(i) Notwithstanding anything to the contrary in this Agreement, in the event of a registration of shares of common stock of the Company pursuant to a Registration Statement on Form S-1 filed by the Company on May 11, 2006, as the same may be amended

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from time to time (the “May 2006 Registration”), the securities to be included in the firm portion (the “Firm Portion”) of the May 2006 Registration and in the over-allotment portion (“Over-Allotment Portion”) of the May 2006 Registration shall be as follows:

Selling Stockholder(s)	Number of Shares
		Over-Allotment
	Firm Portion	Portion
M&C International	4,215,810	657,666
entities affiliated with Summit Partners	4,215,810	657,666
entities affiliated with Tudor Investment Corporation	1,568,380	244,668
Kirk Sanford	300,000	0
Harry Hagerty	100,000	0
TOTAL	10,400,000	1,560,000

In the event that the number shares to be sold by either Kirk Sanford or Harry Hagerty (the “Management Stockholders”) in the Firm Portion is reduced for any reason, including but not limited to such stockholder reducing the number of shares that he desires to sell or withdrawing from the May 2006 Registration, the shares represented by such reduction shall be reallocated among the stockholders other than Kirk Sanford and Harry Hagerty (such other stockholders, the “Investor Stockholders”) ratably in proportion to the number of shares allocated to the Investor Stockholders prior to such reallocation.
In the event that the number shares to be sold by any Investor Stockholder in the Firm Portion or the Over-Allotment Portion is reduced for any reason, including but not limited to such stockholder reducing the number of shares that it desires to sell or withdrawing from the May 2006 Registration, the shares represented by such reduction shall be reallocated among the remaining Investor Stockholders ratably in proportion to the number of shares allocated to them prior to such reallocation.
In the event that the over-allotment option in connection with the May 2006 Registration is not fully exercised by the underwriters, the shares to be sold by the selling stockholders in the Over-Allotment Portion shall be ratably reduced in proportion to the number of shares allocated to them prior to such reduction.
The May 2006 Registration shall not constitute a Demand Registration or a Piggyback Registration.”
     3.     Waiver of Registration Rights. Except as specifically provided in Section 1(i) of the Agreement, as provided above, and solely with respect to the May 2006 Registration, the parties to this Amendment hereby waive on behalf of all holders of Registrable Securities (as defined in the Agreement) notice of and any and all registration rights maintained by any party pursuant to the Agreement.
     4.     Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

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     5.     Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
     6.     Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the date first written above.
COMPANY:
GLOBAL CASH ACCESS HOLDINGS, INC.

By:	/s/ Kirk Sanford
Kirk Sanford, Chief Executive Officer

Signature Page to Amendment No. 1 to Registration Agreement

M&C:
M&C INTERNATIONAL

By:	/s/ Karim Maskatiya
Karim Maskatiya, President

Signature Page to Amendment No. 1 to Registration Agreement

SANFORD:

/s/ Kirk Sanford
Kirk Sanford

Signature Page to Amendment No. 1 to Registration Agreement

SUMMIT:

SUMMIT INVESTORS VI, L.P.		SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P.	By:	Summit Partners VI (GP), L.P.
Its:	General Partner	Its:	General Partner

By:	Summit Partners, VI (GP), LLC	Its:	General Partner
Its:	General Partner	By:	Summit Partners VI (GP), LLC

By:	/s/ Walter Kortschak	By:	/s/ Walter Kortschak

	Member		Member

SUMMIT VENTURES VI-B, L.P.		SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P.	By:	Summit Partners VI (GP), L.P.
Its:	General Partner	Its:	General Partner

By:	Summit Partners VI (GP), LLC	By:	Summit Partners VI (GP), LLC
Its:	General Partner	Its:	General Partner

By:	/s/ Walter Kortschak	By:	/s/ Walter Kortschak

	Member		Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Walter Kortschak

Member
Signature Page to Amendment No. 1 to Registration Agreement

TUDOR:

TUDOR VENTURES II, L.P.		TUDOR PROPRIETARY TRADING, L.L.C.

By:	Tudor Ventures Group L.P., General Partner	By:	/s/ Robert P. Forlenza

By:	Tudor Ventures Group LLC, General Partner		Robert P. Forlenza, Managing Director
By:	/s/ Robert P. Forlenza

Robert P. Forlenza, Managing Director

TUDOR BVI GLOBAL PORTFOLIO LTD.		THE ALTAR ROCK FUND L.P.

By:	Tudor Investment Corporation, Investment Advisor	By:	Tudor Investment Corporation, General Partner
By:	/s/ Robert P. Forlenza	By:	/s/ Robert P. Forlenza

	Robert P. Forlenza, Managing Director		Robert P. Forlenza, Managing Director

THE RAPTOR GLOBAL PORTFOLIO LTD.

By:	Tudor Investment Corporation, Investment Advisor
By:	/s/ Robert P. Forlenza

Robert P. Forlenza, Managing Director
Signature Page to Amendment No. 1 to Registration Agreement

HARBOURVEST:

HARBOURVEST PARTNERS VI-DIRECT FUND L.P.

By:	HarbourVest VI-Direct Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ofer Nemirovsky

Its:	Managing Director
Signature Page to Amendment No. 1 to Registration Agreement

GM:
JPMORGAN CHASE BANK, N.A., AS TRUSTEE FOR FIRST PLAZA GROUP TRUST

By:	/s/ Nicole Stephenson
	Name:	Nicole Stephenson
	Title:	Assistant Vice President

PERFORMANCE CO-INVESTMENT FUND I, L.P.

By:	/s/ Jeffrey A. Reals
	Name:	Jeffrey A. Reals
	Title:	Managing Director

Signature Page to Amendment No. 1 to Registration Agreement

BOFA:
BANC OF AMERICA STRATEGIC INVESTMENTS CORPORATION

By:	/s/ Gary M. Tsuyuki
	Name:	Gary M. Tsuyuki
	Title:	Managing Director

Signature Page to Amendment No. 1 to Registration Agreement